                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



       Date of Report (Date of earliest event reported): October 8, 1998



                         ADDVANTAGE MEDIA GROUP, INC.
            (Exact name of Registrant as specified in its charter)



           Oklahoma                    1-10799                    73-1351610
           --------                    -------                    ----------
        (State or other           (Commission File             (I.R.S. Employer
        jurisdiction of                Number)                Identification No.
        incorporation)


                            5100 East Skelly Drive
                          Meridian Tower, Suite 1080
                            Tulsa, Oklahoma  74135
          (Address of principal executive offices including zip code)

                                (918) 665-8414
             (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     Reference is made to the press release issued October 8, 1998, filed herewith as Exhibit 99.1 and incorporated by reference herein, announcing the approval by the shareholders of ADDvantage Media Group, Inc. (the "Company") of a proposal to amend the Company's Certificate of Incorporation to effect a one-for-four reverse split of its outstanding shares of common stock (the "Reverse Split") and that the Reverse Split become effective as of the close of business on Thursday, October 8, 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS. The following exhibits are filed herewith:

          99.1      Press release dated October 8, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADDVANTAGE MEDIA GROUP, INC.



Dated: October 12, 1998                 By: /s/ Gary W. Young
                                           -----------------------------------
                                           Gary W. Young, Executive Vice
                                           President--Finance and Administration


                                      -2-